UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2023 (December 21, 2023)

Innovative International Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40964	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24681 La Plaza Ste 300

Dana Point, CA 92629

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (805) 907-0597

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, par value $0.0001 per share, and one-half of one Redeemable Warrant	IOACU	The Nasdaq Stock Market LLC

Class A ordinary shares, par value $0.0001 per share, included as part of the Units	IOAC	The Nasdaq Stock Market LLC

Redeemable Warrants, each exercisable for one Class A ordinary share for $11.50 per share, included as part of the Units	IOACW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

As previously disclosed, Innovative International Acquisition Corp. (“IOAC”) entered into the Agreement and Plan of Merger and Reorganization (as may be amended or supplemented, the “Merger Agreement”), dated as of October 13, 2022, by and among IOAC, Zoomcar, Inc. (“Zoomcar”), Innovative International Merger Sub Inc. (“Merger Sub”) and Greg Moran, in the capacity as the Seller Representative for the purposes and as described under the Merger Agreement (the “Seller Representative”). Pursuant to the Merger Agreement, IOAC will continue out of the Cayman Islands and re-domesticate into a Delaware corporation (the “Domestication”). We refer to transactions contemplated by the Merger Agreement, collectively, including the Domestication and the issuance of IOAC securities in connection therewith, as the “Business Combination”. In connection with the Domestication and the Business Combination, IOAC will be renamed “Zoomcar Holdings, Inc.” (referred to herein as “New Zoomcar”). On December 19, 2023, the shareholders of IOAC approved the Business Combination and related matters at an extraordinary general meeting of shareholders (the “Business Combination Meeting”).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

NTA Amendment

As previously disclosed, at the Business Combination Meeting, the shareholders of IOAC approved by special resolution under Cayman Islands law, amendments (collectively, the “NTA Amendment”) to IOAC’s Amended and Restated Memorandum and Articles of Association (the “Existing Organizational Documents”) to remove the requirements contained in the Existing Organizational Documents limiting IOAC’s ability to redeem ordinary shares and consummate an initial business combination if such redemptions would cause IOAC to have less than $5,000,001 in net tangible assets.

Under Cayman Islands law, the NTA Amendment took effect upon approval by the shareholders. The Company has filed the NTA Amendment with the Cayman Islands General Registry on December 21, 2023.

The foregoing description is qualified in its entirety by reference to the NTA Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are being filed herewith:

Exhibit No.	Description
3.1	Amendment to Amended and Restated Memorandum and Articles of Association of the Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 27, 2023	INNOVATIVE INTERNATIONAL ACQUISITION CORP.

	By:	/s/ Mohan Ananda
	Name:	Mohan Ananda
	Title:	Chief Executive Officer